SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    February 5, 2007

Kaire Holdings, Inc.
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(Exact Name of Registrant as Specified in its Charter)

Delaware          0-21384                          13-3367421
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(State or Other Jurisdiction            (Commission    (IRS Employer
of Incorporation)                              File Number)            Identification No.)

552 Sespe Avenue, Suite D, Fillmore, California                          93015
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(Address of Principal Executive Offices)                                  (Zip Code)

Registrant's telephone number, including area code: (805) 524-0024
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation fo the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.
(1)	Merger Involving Independent Accountants
(i) On January 22, 2006, we were informed by Pohl, McNabola, Berg & Co.,
LLP (“PMB”), the independent registered public accounting firm for Client
(the “Company”), as follows:
(1)	PMB has consummated a merger with Helin, Donovan, Trubee &
Wilkinson., LLP (“HDTW”). HDTW is located in Austin, Texas, and is also registered with the Public Company Accounting Oversight Board (United States). The name of the post-merger firm is PMB Helin Donovan, LLP (“PMB+HD”).
(2)	We are required to file this Form 8-K as notification that PMB+HD succeeds PMB as our independent registered auditor.
(ii)	PMB’s reports on our consolidated financial statements as of and for the year ended December 31, 2004 and 2005 did not contain an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope or accounting principles.
(iii)	Neither of the reports of PMB on the Company’s financial statements for the two most recent fiscal years contained an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope or accounting principles.
(1)	During the Company’s two most recent fiscal years and through
January 22, 2007, there were no disagreements with PMB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PMB, would have caused them to make reference thereto in their reports on the financial statements for such years.
(2)	During the Company’s two most recent fiscal years and through
January 22, 2007, there have been no reportable events (as defined in Regulation S-B Item 304(a)(1)(iv)(B)).
(iv)	The Company has requested that PMB furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not PMB agrees with the above statements. A copy of PMB’s letter required by Item 304(a)(3) of Regulation S-B is filed as Exhibit 16 to this Form 8-K.

               (2)   During the Company’s two most recent fiscal years and through January 22, 2007, neither the Company, nor anyone on its behalf, consulted with HDTW regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or any matter that was either a subject of disagreement (as defined in Item 304(a)(1)(iv)(A)
                      of Regulation S-B and the related instructions to that Item) or a reportable event (as described in Item 304(a)(1)(iv)(B) of Regulation S-B).
              (3)  We have notified the members of our Audit Committee of the facts set forth in this report on Form 8-K, including the appointment of PMB+HD as our independent registered auditor and no member has disapproved of this appointment.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(a)	Financial statements of businesses acquired.
None
(b)	Pro forma financial information.
None
(c)	Shell company transactions.
None
(d)	Exhibits
16 Letter regarding change in certifying accountant.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

/s/Steven Westlund                                                                                      Date
Steven Westlund                                                                                  February 5, 2007

EXHIBIT INDEX

Exhibit Number Page

16    Letter regarding change in certifying accountant. 4